EXHIBIT 10.11

NINTH AMENDMENT TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS NINTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of August 9, 2005 (the “Amendment”), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Lenders under the Loan Agreement referenced below (“Agent”), the Lenders party thereto, and GARDENBURGER, INC., an Oregon corporation (“Borrower”).  Capitalized terms used and not otherwise defined herein are used as defined in the Loan Agreement (as defined below).

WHEREAS, Agent, Lenders and Borrower have entered into that certain Revolving Credit and Term Loan Agreement dated as of January 10, 2002, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 30, 2002, a Second Amendment to Revolving Credit and Term Loan Agreement dated as of December 31, 2002, a Third Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2003, a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of December 29, 2003, a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of April 8, 2004, a Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of August 13, 2004, a Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of November 29, 2004 and an Eighth Amendment to Revolving Credit and Term Loan Agreement dated as of February 18, 2005 (as amended, supplemented, modified and/or restated from time to time, the “Loan Agreement”);

WHEREAS, Borrower has informed Agent and Lenders that Borrower has agreed to prepay the Exit Fee on the date hereof in consideration for a discount with respect to the Exit Fee;

WHEREAS, Borrower has requested that Agent and Lenders amend certain provisions of the Loan Agreement, as provided herein; and

WHEREAS, subject to satisfaction of the conditions set forth herein, Agent and Lenders are willing to permit prepayment of the Exit Fee at a discount and to amend certain provisions of the Loan Agreement, in each case as provided herein.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Acknowledgements of Obligations.

(a)           Borrower hereby acknowledges and agrees that it is unconditionally liable to the Agent and Lenders under the terms of the Loan Agreement and the other Loan Documents for the full payment of all of the Obligations including, without limitation, those Obligations set forth on Schedule A attached hereto and incorporated herein by reference, plus all interest, charges, fees, costs, and expenses that may arise under the Loan Agreement and other Loan Documents plus all attorneys’ fees, disbursements and costs of collection incurred in connection with such Obligations by Agent and Lenders and that Borrower has no defenses, counterclaims or set-offs with respect to the full payment and performance of any or all Obligations under the Loan Agreement and the other Loan Documents.

(b)           Borrower acknowledges and agrees that (i) the Specified Default (defined below) under the Loan Agreement constitutes a material default under the Loan Agreement and the other Loan Documents, and (ii) the Agent and the Lenders are reserving all of their respective rights and remedies, including, without limitation, with respect to the Specified Default, and that nothing herein shall be deemed to limit, restrict, or constitute a waiver of any of the respective rights and remedies of the Agent and Lenders under the Loan Agreement, the other Loan Documents, applicable law, or otherwise with respect to the Specified Default or any other Default or Event of Default, all of such rights and remedies being expressly reserved.

SECTION 2.  Exit Fee.  As indicated in the Recitals set forth above, Borrower has agreed to prepay the Exit Fee arising under Section 3.4 of the Loan Agreement on the date hereof in consideration for a discount with respect to such fee.  Agent, Lenders and Borrower hereby agree that Borrower shall fully satisfy its entire Exit Fee obligation by the immediate payment to Agent in cash for the ratable benefit of Lenders of the reduced amount of $650,000 (the “Reduced Exit Fee”).  Borrower hereby authorizes and directs Agent: (i) to pay the Reduced Exit Fee, for the account of Lenders, which payment shall be deemed a request for an Advance under the Revolving Facility and shall be added to the Obligations; and (ii) to establish the Ninth Amendment Amortizing Advance Amount (as defined in the Loan Agreement, as amended hereby) in order to facilitate payment of the Reduced Exit Fee.

SECTION 3.  Amendments.  As of the Effective Date, the Loan Agreement is amended as follows:

(a)           The first “WHEREAS” clause in the recitals to the Loan Agreement shall be and hereby is amended to delete the phrase “Seven Million Dollars ($7,000,000.00) (the “Facility Cap”)” as it appears therein and substitute the following in place thereof: “Seven Million Six Hundred Fifty Thousand Dollars ($7,650,000.00) (the “Facility Cap”)”.

(b)           Section 2.1(a) of the Loan Agreement shall be and hereby is amended and restated as follows:

“(a)         Subject to the provisions of this Agreement, each Lender agrees to make available its Pro Rata Share of Advances to Borrower under the Revolving Facility from time to time during the Revolving Facility Term; provided, that (i) the Pro Rata Share of the Advances of any Lender shall not at any time exceed its separate Commitment, and (ii) the aggregate amount of all Advances at any time outstanding under the Revolving Facility shall not exceed the lesser of (A) the Facility Cap and (B) (1) the percentage of the Borrowing Base permitted by the seventh sentence of this Section 2.1 plus (2) the Ninth Amendment Amortizing Advance Amount (such amount calculated pursuant to subsection (B) being referred to herein as the “Availability”).  The aggregate amount of Advances at any time outstanding under the Revolving Facility shall not be less than $1,000,000.  The obligations of Lenders hereunder shall be several and not joint up to the amount of the Commitments.  The Revolving Facility is a revolving credit facility, which may be drawn, repaid and redrawn, from time to time as permitted under this Agreement.  Any determination as to whether there is availability within the Borrowing Base for Advances shall be made by Agent in its Permitted Discretion and is final and binding upon Borrower.  Unless otherwise permitted by Agent, each Advance shall be in an amount of at least $50,000.  Subject to the provisions of this Agreement, Borrower may request Advances under the Revolving Facility up to and including the value, in Dollars, of (i) eighty-five percent (85%) of the Borrowing Base for Eligible Receivables, and (ii) sixty percent (60%) of the Borrowing Base for Eligible Inventory Costs, minus, if applicable, amounts reserved pursuant to this Agreement.  Advances under the Revolving Facility automatically shall be made for the payment of interest on the Revolving Notes and other Obligations on the date when due to the extent available and as provided for herein.”

(c)           Section 2.3 of the Loan Agreement shall be and hereby is amended and restated as follows:

“2.3. Interest.  Interest on outstanding Advances under the Revolving Loans shall be payable monthly in arrears on the first day of each calendar month at an annual rate of Prime Rate plus 1.50%; provided, however, that notwithstanding any provision of any Loan Document, the interest on all outstanding Advances under the Revolving Loans shall not be less than 7.00%, in each case calculated on the basis of a 360-day year and for the actual number

2

of calendar days elapsed in each interest calculation period.  Interest accrued on each Advance under the Revolving Loan shall be due and payable on the first day of each calendar month, in accordance with the procedures provided for in Section 2.5 and Section 2.9 until the later of the expiration of the Revolving Facility Term and the full performance and irrevocable payment in full in cash of the Obligations and termination of this Agreement.”

(d)           A new Section 2.16 shall be and hereby is added to the Loan Agreement following the end of Section 2.15 therein as follows:

“2.16. Evidence of Loans.

(a)           Each Lender shall maintain, in accordance with its usual practice, electronic or written records evidencing the indebtedness and obligations to such Lender resulting from each Loan made by such Lender from time to time and the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b)           Agent shall maintain electronic or written records in which it will record (i) the amount of each Loan made hereunder, the class and type of each Loan made and any applicable interest rate periods, (ii) the amount of any principal and/or interest due and payable and/or to become due and payable from Borrower to each Lender hereunder and (iii) all amounts received by Agent hereunder from Borrower and each Lender’s share thereof.

(c)           The entries in the electronic or written records maintained pursuant to Section 2.16(b) shall be prima facie evidence of the existence and amounts of the obligations and indebtedness therein recorded; provided, however, that the failure of Agent to maintain such records or any error therein shall not in any manner affect the obligations of Borrower to repay the Loans or Obligations in accordance with their terms.

(d)           Agent will account to Borrower monthly with a statement of Advances under the Revolving Facility and any charges and payments made pursuant to this Agreement, and in the absence of demonstrable error, such accounting rendered by Agent shall be deemed final, binding and conclusive unless Agent is notified by Borrowers in writing to the contrary within fifteen (15) calendar days of Receipt of such accounting, which notice shall be deemed an objection only to items specifically objected to therein.

(e)           Borrower agrees that upon written notice by Agent to Borrower, which written notice may be issued to Borrower at any time in Agent’s sole discretion, and shall be accompanied by the return of one or more of the then existing Notes to Borrower (“Notice Regarding Notes”): (a) all references to “Notes” in the Loan Documents shall mean all then existing Notes, if any, to the extent issued (and not returned to Borrower in reliance upon Section 2.16(c) above) as the same may be amended, supplemented, modified, divided and/or restated and in effect from time to time; (b) all references to any returned  “Revolving Notes” in the Loan Documents shall be deemed to refer to the Revolving Loans (without duplication of such term); and (c) all references to any returned “Term Notes” in the Loan Documents shall be deemed to refer to the Term Loans (without duplication of such term); and

(f)            Borrower agrees that:

(i)            upon written notice by Agent to Borrower that a new promissory note or other evidence of indebtedness is requested by Agent (for itself or on behalf of any Lender) to evidence the Loans and other Obligations owing or payable to, or to be made by, such Lender, Borrower promptly shall (and in any event within five (5) Business Days of any such request) execute and deliver to Agent an appropriate Note or Notes in form and substance reasonably satisfactory to Agent and Borrower, payable to the order of such Lender in a principal amount equal to the amount of the Loans owing or payable to such Lender;

(ii)           upon Agent’s written request (for itself or on behalf of any Lender), and in any event within five (5) Business Days of any such request, Borrower shall execute and deliver to Agent new Notes and/or split or divide the Notes, or any of them, in exchange for the then existing subject Notes, in such smaller amounts or denominations as Agent or such Lender shall specify; provided, that the aggregate principal amount of such new,

3

split or divided Notes shall not exceed the aggregate principal amount of the Notes outstanding at the time such request is made; and provided, further, that such Notes that are replaced shall then be deemed no longer outstanding hereunder and replaced by such new Notes and returned to Borrower within a reasonable period of time after Agent’s receipt of the replacement Notes.

(iii)          upon receipt of evidence reasonably satisfactory to the Borrower of the mutilation, destruction, loss or theft of any then existing subject Notes and the ownership thereof, the Borrower shall, upon the written request of the holder of such Notes, execute and deliver in replacement thereof new Notes in the same form, in the same original principal amount and dated the same date as the Notes so mutilated, destroyed, lost or stolen; and such Notes so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder.  If the Notes being replaced have been mutilated, they shall be surrendered to the Borrower after Agent’s receipt of the replacement Notes; and if such replaced Notes have been destroyed, lost or stolen such holder shall furnish the Borrower with an indemnity in writing reasonably acceptable to the Borrower and Agent to save them harmless in respect of such replaced Note.”

(e)           Section 3.4 of the Loan Agreement shall be and is hereby amended and restated as follows:

“3.4. Reduced Exit Fee.  On August 9, 2005, the Borrower paid to Agent for the ratable benefit of the Lenders, the Reduced Exit Fee (as defined in the Ninth Amendment) in full satisfaction of any Exit Fee or Termination Fee that would otherwise now or in the future be due hereunder.”

(f)            Section 3.6 of the Loan Agreement shall be and is hereby deleted in the entirety and replaced with the following:

“3.6.       Late Fee; Default Rate of Interest.  Notwithstanding any other provision of any Loan Document, if any payment, interest, Obligation, fee, charge or other amount due under any Loan Document is not received by Agent within three (3) Business Days of its due date, then Borrower shall pay to Agent for the ratable benefit of Lenders a late charge equal to 5% of the amount not timely made or paid.  Upon the occurrence and during the continuation of an Event of Default, the Applicable Rate of interest in effect at such time with respect to the Obligations (other than the Ninth Amendment Amortizing Advance Amount) shall be increased by 5% per annum (the “Default Rate”).”

(g)           Appendix A to the Loan Agreement shall be and is hereby amended to add the following definitions in proper alphabetical order:

“Ninth Amendment Amortizing Advance Amount” shall mean (a) from August _, 2005 through January 30, 2007, $650,000, and (b) as of January 30, 2007 and thereafter, $-0-.  Upon the Revolving Facility Maturity Date, the Borrower shall immediately without notice or demand repay any outstanding Advances that exceed Availability (after taking into consideration the reduction to zero dollars ($0) of the Ninth Amendment Amortizing Advance Amount).

“Ninth Amendment” shall mean that certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of August 9, 2005 among Borrower, Agent and Lenders.

(h)           The disclosure schedules to the Loan Agreement shall be and hereby are amended and restated in the entirety by the amended and restated disclosure schedules attached hereto as Exhibit 3(h) (the “Amended and Restated Disclosure Schedules”).

SECTION 4.  Conditions Precedent.  This Amendment shall be effective upon the satisfaction of the following conditions precedent (the “Effective Date”):  (a) the representations and warranties contained herein, in the Loan Agreement and in all other Loan Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date, and all covenants and

4

other agreements herein, in the Loan Agreement and in all other Loan Documents shall be and are hereby confirmed and ratified in all respects; (b) no Default or Event of Default shall be in existence as of the date hereof, except for the Borrower’s failure to comply with the Minimum Adjusted EBITDA covenant set forth on Annex I to the Loan Agreement for the Quarterly Test Period ending June 30, 2005 (the “Specified Default”); (c) Borrower shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document or instrument reasonably requested by the Agent in connection with this Amendment; (d) Borrower shall have delivered to the Agent the Amended and Restated Disclosure Schedules, which shall be in form and substance satisfactory to the Agent in its Permitted Discretion; (e) Borrower shall have paid to Agent: (i) the Reduced Exit Fee, and (ii) all legal fees and expenses incurred by the Agent in connection with the drafting, negotiation and execution of this Amendment, which shall not exceed $10,000.00; (f) Borrower shall have delivered to Agent a certificate of the corporate secretary or assistant secretary of Borrower dated as of the date of this Amendment on behalf of Borrower, in substantially the form of Exhibit 4(f) attached hereto; and (g) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.

SECTION 5.  Additional Events of Default.  In addition to and without in any way limiting or substituting for the Events of Default outlined in the Loan Agreement and the other Loan Documents, Borrower’s failure to timely and fully comply with any covenant or agreement set forth in this Amendment, without any notice and grace and/or cure periods (notwithstanding any such notice and grace and/or cure periods in the Loan Agreement or the other Loan Documents, all of which are expressly waived with respect to provisions of this Amendment, the Eighth Amendment and the provisions of the Loan Agreement that are amended hereby or thereby, other than with respect to Section 6.1(j) to the Loan Agreement, as added by the Eighth Amendment, for which there shall be a five (5) day grace period), shall constitute an Event of Default.  Nothing contained in this Section 5 shall be deemed to constitute an amendment or modification of the grace and/or cure periods set forth in the other Loan Documents insofar as such grace and/or cure periods relate solely to provisions set forth in the other Loan Documents (as opposed to provisions set forth in this Amendment or the Eighth Amendment and the provisions of the Loan Agreement that are amended hereby or thereby).

SECTION 6.  Loan Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby or by any agreement or document executed by Borrower in favor of Agent or Lenders in connection herewith, the Loan Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Neither this Amendment nor  any agreement or document executed by Borrower in favor of Agent or Lenders in connection herewith shall constitute a novation, satisfaction and accords, cure, release or satisfaction of the Loan Agreement and/or Loan Documents, but shall constitute amendments and waivers of certain provisions thereof.  Except as expressly set forth herein, neither this Amendment nor any agreement or document executed by Borrower on behalf of Agent or Lenders in connection herewith shall be deemed to be a waiver, amendment or modification of any provisions of the Loan Agreement or any other Loan Document or any right, power or remedy of Agent or Lenders, or constitute a waiver of any provision of the Loan Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Loan Agreement, the other Loan Documents, at law or otherwise.  All references to the Loan Agreement shall be deemed to mean the Loan Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Agreement”, “Loan Agreement” or “Credit Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

SECTION 7.  Representations.  Borrower hereby represents and warrants to Agent and Lenders as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and all other Loan

5

Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed and/or delivered in connection herewith by or against it; (iv) this Amendment and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (v) this Amendment and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) after giving effect to this Amendment, no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment, except for the Specified Default; and (vii) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

SECTION 8.  Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(b)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Loan Agreement.  This Amendment shall be considered part of the Loan Agreement and shall be a Loan Document for all purposes under the Loan Agreement and other Loan Documents.

(c)           This Amendment, the Loan Agreement and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

(e)           Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor.  Nothing contained in this Amendment shall be construed as a delegation to Agent or Lenders of Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Agent has or Lenders have a security interest or Lien.  This Amendment shall be binding upon the Borrower and its respective successors and assigns.

6

(f)            Borrower hereby (i) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

(g)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lenders shall affect such representations or warranties or the right of Agent or Lenders to rely upon them.

(h)           BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT KNOWS OF NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER ORIGINATING ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, COUNSEL, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE KNOWN CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 8(i) SHALL APPLY WITH RESPECT TO ANY WILLFUL MISCONDUCT OR BAD FAITH BY THE RELEASED PARTIES.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to Revolving Credit and Term Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LENDER/AGENT:

CAPITALSOURCE FINANCE LLC

By:	/s/ Joseph Turitz
Name:	Joseph Turitz
Title:	General Counsel Corporate Finance

BORROWER:

GARDENBURGER, INC.

By:	/s/ Robert T. Trebing, Jr.
Name:	Robert T. Trebing, Jr.
Title:	Senior Vice President and Chief Financial Officer

SCHEDULE A

(Schedule of Obligations)

(Unpaid principal as of August 8, 2005)*

Revolving Credit Loans:	$3,574,343.87
Term Loan:	$3,028,159.00

*plus accrued and accruing interest, costs, fees, attorneys’ fees and disbursements and other charges as well as adjustments, credits, and charges as provided as provided under the Loan Documents.

EXHIBIT 3(h)

(Amended and Restated Disclosure Schedules)

Attached.

EXHIBIT 4(f)

(Form of Secretary’s And Incumbency Certificate)

Attached.

GARDENBURGER, INC.

SECRETARY’S AND INCUMBENCY CERTIFICATE

August 9, 2005

I, Robert T. Trebing, Jr., being the Secretary of Gardenburger, Inc., an Oregon corporation (the “Corporation”), DO HEREBY CERTIFY as follows:

1.             I am the duly elected and acting Secretary of the Corporation and as such am authorized to execute and deliver this Certificate.

2.             Attached hereto as Exhibit A are true, correct and complete copies of the resolutions of the Board of Directors of the Corporation adopted on August 9, 2005 (the “Resolutions”) related to the Ninth Amendment to Revolving Credit and Term Loan Agreement (the “Ninth Amendment”) between CapitalSource Finance, LLC, a Delaware limited liability company, the Lenders party thereto, and the Corporation, and the transactions contemplated thereunder.  The Resolutions have not been amended, modified or rescinded since their adoption and remain in full force and effect as of the date hereof.

3.             Each of the following individuals is, and was at the respective times of the execution and delivery of the Ninth Amendment, a duly elected, qualified and acting officer of the Corporation, duly authorized to take any action for and on behalf of the Corporation in connection with the transaction contemplated by the Ninth Amendment and any agreements or documents related thereto, and the signature opposite his name below is the genuine signature of each such officer:

NAME	TITLE	SIGNATURE

Scott C. Wallace	Chief Executive Officer, President and Chairman of the Board	/s/ Scott C. Wallace

Robert T. Trebing, Jr.	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	/s/ Robert T. Trebing, Jr.

IN WITNESS WHEREOF, the undersigned has caused this Secretary’s and Incumbency Certificate to be executed on this 9th day of August 2005.

By:	/s/ Robert T. Trebing, Jr.
Name:	Robert T. Trebing, Jr.
Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit 3(h)

AMENDED AND RESTATED DISCLOSURE SCHEDULES TO THE

REVOLVING CREDIT AND TERM LOAN AGREEMENT

These disclosure schedules (collectively, the “Schedules” and each schedule, a “Schedule”) have been prepared in connection with the Ninth Amendment to Revolving Credit and Term Loan Agreement, dated as of August 9, 2005 (the “Ninth Amendment”), by and between CapitalSource Finance LLC (the “Agent”), a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Lenders under the Revolving Credit and Term Loan Agreement dated as of January 10, 2002, as amended (the “Loan Agreement”), the Lenders party thereto, and Gardenburger, Inc., an Oregon corporation (the “Borrower”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

The section numbers referenced in the Schedules refer to the corresponding sections of the Loan Agreement (unless otherwise indicated).  The headings contained in the Schedules are for reference purposes only and shall not affect the construction or interpretation of any of the provisions of the Ninth Amendment, the Loan Agreement or the Schedules.  The inclusion of any matter herein shall not be deemed to establish any threshold of materiality for any purpose.  Information included herein shall not affect the scope of the disclosure obligations of the Company under the terms of the Loan Agreement.

SCHEDULE 2.4
BORROWER’S ACCOUNTS

Bank of America 1459223132
Gardenburger, Inc. Operating Account ABA# 122000661

SCHEDULE 5.2
CONSENTS, APPROVAL/AUTHORIZATIONS REQUIRED

Approvals and authorizations of holders of Series A and B Convertible Preferred Stock of Borrower were required to enter into the Loan Documents in January 2002 (the Series A and B Convertible Preferred Stock were converted into shares of Series C and D Convertible Preferred Stock, respectively, at the closing of the loan transaction in January 2002), which Borrower obtained.

Approval and authorization of Dresdner Kleinwort Benson Private Equity Partners, LP (“Dresdner”), holder of a promissory note issued by Borrower pursuant to a Note Purchase Agreement dated as of March 27, 1998, as amended, was required to enter into the Loan Documents in January 2002, which Borrower obtained.

Approval and authorization of Annex Holdings I LP, holder of the promissory note issued by Borrower and transferred from Dresdner, was required to amend Section 7.11 of the Loan Agreement, and Borrower obtained such consent.

SCHEDULE 5.3
SUBSIDIARIES, CAPITALIZATION AND OWNERSHIP INTERESTS

Subsidiaries
Borrower has no Subsidiaries.

Capitalization: Immediately prior to the effective date of the Ninth Amendment, the capitalization of Borrower is as follows:

Common Stock:	Authorized Number of Shares:	25,000,000
	Outstanding Number of Shares:	9,002,101

Preferred Stock:	Authorized Number of Shares:	5,000,000

	Outstanding Number of Shares of Series C Convertible Preferred Stock:	552,500
	Outstanding Number of Shares of Series D Convertible Preferred Stock:	97,500

	Total Number of Outstanding Shares of Preferred Stock	650,000

Warrants:	Total Shares of Common Stock of the Borrower Issuable Upon Exercise of Warrants	1,115,962

Directors of Borrower

Charles E. Bergeron
Barry E. Krantz
Richard L. Mazer
Scott C. Wallace
Paul F. Wenner

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2004, certain information furnished to Borrower with respect to beneficial ownership of the Borrower’s common stock and preferred stock by (i) each Director and Director nominee, (ii) the executive officers of the Borrower, (iii) all persons known by the Borrower to be beneficial owners of 5% or more of our outstanding common stock or preferred stock, and (iv) all executive officers and Directors as a group.  Unless otherwise indicated below, the address of each person listed below is 15615 Alton Parkway, Suite 350, Irvine, California 92618.

	Amount and Nature of Beneficial Ownership (A)
Name and Address of Beneficial Owner	Shares of Common Stock (B)	Percentage of Class	Shares of Preferred Stock	Percentage of Class
Annex Capital Management LLC (C) 1301 Avenue of the Americas New York, New York 10019-6163	2,287,835	20.3%	—	—

Alexander P. Coleman (C)	2,307,335	20.4%	—	—

Gruber & McBaine Capital Management LLC (D) 50 Osgood Place, Penthouse San Francisco, California 94133	1,659,185	18.2%	15,000	2.3%

Rosewood Capital III, L.P. (E) One Maritime Plaza, Suite 1330 San Francisco, California 94111	1,459,238	14.0%	206,000	31.7%

Paul F. Wenner	1,344,180	13.5%	—	—

Farallon Partners, L.L.C. (F) One Maritime Plaza, Suite 1325 San Francisco, California 94111	1,012,233	10.1%	142,000	21.8%

Farallon Capital Management, L.L.C. (F) One Maritime Plaza, Suite 1325 San Francisco, California 94111	370,552	4.0%	52,000	8.0%

MidOcean Capital Investors, L.P. (G) 320 Park Avenue, 17th Floor New York, New York 10022	710,868	7.3%	100,000	15.4%

James W. Linford (H)	269,834	2.9%	—	—

Scott C. Wallace (I)	156,244	1.7%	—	—

Richard L. Mazer	62,500	*	—	—

Robert T. Trebing, Jr.	—	—	—	—

Charles E. Bergeron	—	—	—	—

Barry E. Krantz	—	—	—	—

All current executive officers and Directors as a group (8 persons)(J)	4,140,093	32.7%	—	—

*Less than one percent

(A)      Applicable percentage of ownership is based on 9,002,101 shares of common stock and 650,000 shares of preferred stock outstanding as of December 31, 2004.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”), and is based on voting and investment power with respect to shares.  Shares of common stock subject to options, warrants or other convertible securities that are exercisable currently or within 60 days after December 31, 2004 are deemed outstanding for purposes of computing the percentage ownership of the person or group holding such options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person.  Unless otherwise indicated, to the best of our knowledge, each of the persons named above has sole voting and investment power with respect to all shares shown as being beneficially owned by them.

(B)        Includes shares of common stock subject to options exercisable within 60 days after December 31, 2004 as follows:

Name	Number of Options
Mr. Wenner	953,000
Mr. Linford	207,420
Mr. Wallace	150,000
Mr. Coleman	19,500
Mr. Mazer	50,500

All current executive officers and Directors as a group	1,380,420

(C)        Includes 1,729,854 shares of common stock that Annex has the right to acquire upon conversion of the Convertible Notes.  The conversion price was $9.78 as of December 31, 2004.  Also includes warrants to purchase 557,981 shares of our common stock.  Mr. Coleman is an Authorized Person and Managing Investment Partner for Annex.  Mr. Coleman disclaims beneficial ownership of all shares owned by Annex.

(D)       Gruber & McBaine Capital Management, LLC (“GMCM”), has shared voting and dispositive power with respect to 1,503,685 shares of common stock. Jon D. Gruber and J. Patterson McBaine are the managers of GMCM, an investment adviser, and Thomas O. Lloyd-Butler is a member of GMCM.  Mr. Gruber has sole voting and dispositive power as to 116,850 shares of common stock and Mr. McBaine has sole voting and dispositive power as to 155,500 shares of common stock. Also includes 15,000 shares of preferred stock (convertible into 93,754 shares of common stock) which GMCM and its affiliates either own or with respect to which they have voting or dispositive power and warrants to purchase 12,877 shares of common stock issued to GMCM and its affiliates.

(E)         Includes 1,287,552 shares of common stock issuable upon conversion of 206,000 shares of preferred stock and warrants to purchase 171,686 shares of common stock.

(F)         Each of the entities affiliated with Farallon Partners, L.L.C. (“FPLLC”) and the accounts managed by Farallon Capital Management, L.L.C. (“FCMLLC”), a registered investment adviser (together such entities and accounts, “Farallon”), that acquired shares of preferred stock holds such securities directly in its own name.  In addition, two of such entities own an aggregate of 3,700 shares of common stock.  FPLLC, as the general partner of certain of such entities, and FCMLLC, pursuant to investment management agreements, each may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), be deemed to own beneficially the shares held by such entities and accounts, as well as the shares of common stock into which the shares of preferred stock are convertible.  Each of FCMLLC and FPLLC, and each managing member thereof, disclaim any beneficial ownership of such shares.  All of the above-mentioned entities and persons disclaim group attribution.  The 142,000 and 52,000 shares of preferred stock owned by FPLLC and FCMLLC, respectively, are convertible into 887,536 and 325,013 shares of common stock, respectively.  Also includes warrants to purchase 121,897 shares of common stock held by FPLLC and warrants for 44,639 shares of common stock held by FCMLLC.  The following people have shared voting and dispositive power with respect to the Farallon shares as managing members of FPLLC and FCMLLC: Joseph F. Downes, Enrique H. Boilini, David I. Cohen, Chan R. Ding, William F. Duhamel, Charles E. Ellwein, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Rajiv A. Patel, Derek Schrier, Thomas F. Steyer and Mark C. Wehrly.

(G)        Includes 100,000 shares of preferred stock, which are currently convertible into 625,025 shares of common stock and warrants to purchase 85,843 shares of common stock held by MidOcean Capital Investors, L.P.  Ultramar Capital, Ltd., MidOcean Capital Partners, L.P, Existing Fund GP, Ltd., MidOcean Partners, LP and MidOcean Associates, SPC may all be deemed to be beneficial owners of the shares as a result of their direct or indirect control relationship with MidOcean Capital Investors, L.P. MidOcean Capital Partners, L.P. is the general partner of MidOcean Capital Investors, L.P.  Existing Fund GP, Ltd. is the general partner of MidOcean Capital Partners, L.P. MidOcean Partners, LP is the sole owner of Existing Fund GP, Ltd. and MidOcean Associates, SPC is the general partner of MidOcean Partners, LP.   J. Edward Virtue may be deemed the beneficial owner of the shares because he indirectly controls the securities, but disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(H)       Includes 51,414 shares held in Mr. Linford’s 401(k) Plan account.

(I)            Includes 6,244 shares held in Mr. Wallace’s 401(k) Plan account.

(J)           Included in the shares of common stock are the shares beneficially owned by Annex.

Series C and D Convertible Preferred Stock Shareholders

Issued To:	Series C Convertible Preferred Stock – No. of Shares	Series D Convertible Preferred Stock – No. of Shares	Shares of Common Stock Issuable Upon Exercise of Warrants – No. of Shares
Rosewood Capital III, L.P.	175,100	30,900	171,686
Farallon Capital Partners, L.P.	47,600	8,400	48,072
Farallon Capital Institutional Partners, L.P.	51,000	9,000	51,506
Farallon Capital Institutional Partners II, L.P.	8,500	1,500	8,584
Farallon Capital Offshore Investors, Inc.	44,200	7,800	44,639
Farallon Capital (CP) Investors, L.P.	0	0	5,151
Farallon Capital Institutional Partners III, L.P.	10,200	1,800	10,301
Tinicum Partners, L.P.	3,400	600	3,434
Arvin H. Kash	4,250	750	4,292
William D. Smithberg	4,250	750	4,292
Gruber & McBaine International	12,750	2,250	12,877
Lockheed Martin	11,900	2,100	12,018
Hamilton College	5,100	900	5,151
U.S. Development Capital Portfolio Company	25,500	4,500	25,753
Lagunitas Partners, L.P.	38,250	6,750	38,629
Midocean Capital Investors, L.P.	85,000	15,000	85,843
ABOP L.L.C.	25,500	4,500	25,753
Annex Holdings I LP	0	0	557,981

Total	552,500	97,500	1,115,962

Borrower does not own an interest or participate or engage in any joint ventures, partnerships, or similar arrangements with any Person.

SCHEDULE 5.4
PROPERTIES

Real Property

Borrower does not own any real property.  Borrower leases the following real property:

Office space located at 15615 Alton Parkway, Suite 350, Irvine, California, consisting of approximately 5,161 square feet.

Commercial space located at Freeport Center, Clearfield, Utah, consisting of approximately 100,000 square feet, specifically Building number A-16, Sections G and H.

Warehouse space located at the Freeport Center, Clearfield, Utah, consisting of approximately 6,400 square feet, specifically Building number J-5 South.

Warehouse space located at the Freeport Center, Clearfield, Utah, consisting of approximately 22,000 square feet, specifically Building number A-16, Section D.

Personal Property

Borrower leases the following personal property:

Two Clearfield copy machines leased from IKON Financial Services, effective June 28, 2004 for 60 months through July 28, 2009.

Irvine copy machine leased from IKON Financial Services, effective April 8, 2002 for 48 months.

Two Crown lift trucks, Model #RC3020-30, s/n’s 1A240055 and 1A240028 with two batteries and chargers each, with one new push pull attachment, leased by Safeco Credit Co. Inc. dba Safeline Leasing.

Dumpster/Compactor leased from Waste Management, effective September 16, 2004 for 60 months.

Ryder van truck leased from GE Capital, effective December 1, 2004 for 12 months.

Two forklift batteries leased from Crown, effective July 27, 2004 for 36 months.

Forklift leased from CitiCapital, effective April 1, 2003 for 60 months.

Status of Payments and Rents

As of August 9, 2005, Borrower is current on all payments, including rent, due to all landlords, warehousemen and bailees.

SCHEDULE 5.8
TAXES CONTESTED IN GOOD FAITH

None.

Schedule 5.10
Compliance with Law

Borrower did not timely filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2004 (“Annual Report”) and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 (“Quarterly Report”), as required to be filed by Section 13 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  Borrower was required to file its Annual Report on January 13, 2005 pursuant to an extension granted pursuant to Rule 12b-25 under the Exchange Act.  Borrower filed its Annual Report on February 18, 2005.  Borrower was required to file its Quarterly Report on February 22, 2005 pursuant to an extension granted pursuant to Rule 12b-25 under the Exchange Act.  Borrower filed its Quarterly Report on March 23, 2005.

SCHEDULE 5.11
INTELLECTUAL PROPERTY

Attached is a list of Borrower’s trademarks and patents.

Borrower has no registered copyrights.

Borrower’s recipes for its products and method of producing its products are trade secrets of Borrower.  Borrower has previously delivered to Agent copies of Borrower’s recipes and such recipes are incorporated herein by this reference.

Borrower has entered into the following software licensing agreements:

A.           BAAN ERP

B.             Sterling Commerce EDI

C.             Lotus Notes E-Mail

D.            Microsoft- Windows 2000professional, Windows 2000 Server, SQL Server,

E.              Office 2003

F.              Maximo

G.             Microsoft Project 2000

H.            Adaytum

I.                 ADP

J.                ABRA

K.            FAS

L.              Genesis

M.         Gentran

N.            Symantec Norton AntiVirus Enterprises Edition

O.            R-Admin

P.              IQ-Policy

Q.            Acrobat Reader and writer 5

R.             Roxio CD Creator 5

S.              Spam Sentinel

SCHEDULE 5.15
INDEBTEDNESS; MATERIAL OBLIGATIONS

Outstanding Indebtedness of Borrower:

Second Amended and Restated Convertible Senior Subordinated Promissory Note, as amended, in the aggregate principal amount of $17,155,643, issued by Borrower to Annex Holdings I LP, as successor-in-interest to Dresdner, pursuant to a Note Purchase Agreement dated as of March 27, 1998, as amended.

The Borrower entered into a premium financing arrangement with Premium Financing Specialists of California, Inc. on December 29, 2004.  The original principal amount financed under this facility was $145,670.40, with an annual percentage rate of 5.85% and a finance charge of $3,573.72.  The debt will be paid in nine (9) monthly payments of $16,582.68, and the first payment was made on February 1, 2005.  The facility is secured by a lien on unearned premiums and loss payments.

The Borrower entered into a premium financing arrangement with Premium Financing Specialists of California, Inc. on April 19, 2005.  The original principal amount financed under this facility was $300,000.00, with an annual percentage rate of 5.45% and a finance charge of $4,786.74.  The debt will be paid in six (6) monthly payments of $50,797.79, and the first payment was made on May 12, 2005.  The facility is secured by a lien on unearned premiums and loss payments.

The premium finance arrangements described above do not exceed $700,000 in the aggregate.

SCHEDULE 5.16
AGREEMENTS WITH AFFILIATES

Employment Agreements with Scott C. Wallace, James W. Linford, Robert T. Trebing, Jr, Lori Luke and Robert Dixon, as amended.

Indemnification Agreements with Borrower’s Officers and Directors.

Second Amended and Restated Retention Agreements with Scott C. Wallace, James W. Linford, Robert T. Trebing, Jr., Lori Luke and Robert Dixon.

Option Agreements with the following:

Scott C. Wallace	Bob Dixon
Fred Grosvenor	Casey Schaefer
Charles Bachrach	Ron Geraci
Alexander P. Coleman	Olga Bitsakis
Amy Cooper	James W. Linford
Jason Fish	Maria Hansell
Gian Fulgoni	Mike Roberts
Richard Mazer	Linnae Scott
John King	Peter MacDonald
Lisa Jarrell	Scott Soliday
Kathi Hull	Mackenzie Walker
Eldon Blair	Linda Olsen
Aaron Hatch	Paul Wenner

Second Amended and Restated Convertible Senior Subordinated Promissory Note, as amended, in the aggregate principal amount of $17,155,643 issued by Borrower to Annex Holdings I LP, as successor-in-interest to Dresdner, pursuant to a Note Purchase Agreement dated as of March 27, 1998, as amended, along with the Registration Rights Agreement, Stock Purchase Warrant, and Warrant Agreement.

Stock Purchase Agreement, Investor Rights Agreement, Stock Purchase Warrant, and Preferred Stock Purchase Agreement to which Rosewood and Farallon (as such terms are defined in Schedule 5.3) are or will be parties.  Rosewood and Farallon no longer have representatives on the Board of Directors of the Borrower.

Preferred Stock Exchange Agreement, dated January 10, 2002, by and among the Borrower and the holders of preferred stock of the Borrower.

Licensing Agreement, dated May 12, 2004, by and between the Borrower and Paul F. Wenner, a director of the Borrower.

Richard L. Mazer, a director of the Borrower, is President and Chief Operating Officer of Ventura Foods, LLC.  The Borrower purchased barbecue sauce from Ventura Foods totaling $668,000, $735,000 and $380,000 in fiscal 2004, 2003 and 2002, respectively.  At September 30, 2004 and 2003, the Borrower owed Ventura Foods LLC $0 and $26,000, respectively, related to purchases of the barbecue sauce.

SCHEDULE 5.17
INSURANCE POLICIES

Directors and Officers Liability Insurance		Limits:
Policy #DA021748805
Coverage Provided by: Producer of Coverage: Policy Period:

Twin City Fire Insurance Co
Durham & Bates Agencies, Inc.
April 12, 2005 to April 12, 2006
* includes automatic extended reporting period of six years to begin as of a change in control as defined by the policy or the expiration of the current policy term, whichever is earlier.

$10,000,000 Claims Made

Commercial Crime Coverage		Limits:

Policy #81689777		$2,000,000
Coverage Provided by: Producer of Coverage: Policy Period:	Federal Insurance Co Durham & Bates Agencies Inc. January 1, 2005 to January 1, 2006	Fiduciary Limit $1,000,000 Crime ($25,000 Deductible)

$500,000 Workplace Violence

Commercial General Liability		Limits:

Policy #TBJZ91436501025		$2,000,000
Coverage Provided by: Producer of Coverage: Policy Period:	WAUSAU Underwriters Ins. Co. Durham & Bates Agencies Inc. January 1, 2005 to January 1, 2006	Aggregate $2,000,000 Products-Completed Ops

$1,000,000 Personal & Advertising

$1,000,000 Each Occurrence

$100,000Fire

$5,000Medical

Commercial Property Policy		Limits:

Policy #YU2L9L436478015		$32,250,000
Coverage Provided by: Producer of Coverage: Policy Period:	Liberty Mutual Fire Ins. Co. Durham and Bates Agencies Inc. January 1, 2005 to January 1, 2006	Blanket Limit- BI $54,880,000 Personal Property $5,000,000 Extra Expense $25,000Deductible

Commercial Automobile Policy		Limits:

Policy #ASJZ91436501015		$1,000,000 Each
Coverage Provided by: Producer of Coverage: Policy Period:	WAUSAU Underwriters Ins. Co. Durham and Bates Agencies Inc. January 1, 2005 to January 1, 2006	Accident – Owned, non owned, hired automobiles

Commercial Umbrella Policy		Limits:

Policy #THCZ91436501035		$10,000,000 Each
Coverage Provided by: Producer of Coverage: Policy Period:	Emp. Insurance of WAUSAU Durham and Bates Agencies Inc. January 1, 2005 to January 1, 2006	Occurrence $10,000,000 Aggregate

Commercial Excess Umbrella Policy		Limits:

Policy #7949936		$10,000,000 excess of
Coverage Provided by: Producer of Coverage: Policy Period:	Federal Insurance Co. Durham and Bates Agencies Inc. January 1, 2005 to January 1, 2006	$10,000,000 Each Occurrence $10,000,000 excess of $10,000,000 Aggregate Limit

Commercial Product Recall Policy		Limits:

Policy #MPT00225300		Malicious
Coverage Provided by: Producer of Coverage: Policy Period:	Underwriters at Lloyd’s, London Durham and Bates Agencies Inc. January 1, 2005 to January, 2006	Tampering: $1,000,000 Recall Expenses $1,000,000 Aggregate $55,000 Deductible Accidental Product Contamination: $1,000,000 Recall Expenses $1,000,000 Aggregate $55,000 Deductible

Commercial Foreign Package Policy		Limits:

Policy #GB09400453		$2,000,000
Coverage Provided by: Producer of Coverage: Policy Period:	St. Paul Fire and Marine Ins. Co. Durham and Bates Agencies Inc. January 1, 2005 to January 1, 2006	Aggregate $2,000,000 Products & Complete Ops $1,000,000 Personal Injury $1,000,000 Advertising $1,000,000 Each Occurrence

Workers Compensation and Employee Liability Ins. Utah		Limits:

Policy #2292360		$500,000 Each
Coverage Provided by: Producer of Coverage: Policy Period:	Workers Compensation Fund Blake Green January 1, 2005 to December 31, 2005	Accident $500,000 Policy Limit $500,000 Each Employee

Workers Compensation and Employee Liability Ins. Connecticut		Limits:

Policy #984X617-5-05		$500,000 Each
Coverage Provided by: Producer of Coverage: Policy Period:	Cincinnati Insurance Co. Durham & Bates Agencies Inc. January 1, 2005 to January 1, 2006	Accident $500,000 Policy Limit $500,000 Each Employee

Workers Compensation and Employee Liability Ins. Arizona, Colorado, Oregon, Georgia and Tennessee		Limits:

Policy # 2370651		$500,000 Each Accident
Coverage Provided by: Producer of Coverage: Policy Period:	Advantage Insurance Company Palmer & Cay of Georgia LLC January 1, 2005 to December 31, 2005	$500,000 Policy Limit $500,000 Each Employee

Workers Compensation and Employee Liability Ins. California and Massachusetts		Limits:
$1,000,000 Each
Policy # WC1005089		Accident
Coverage Provided by: Producer of Coverage: Policy Period:	Alea North America Insurance USA Program Administrators January 1, 2005 to December 31, 2005	$1,000,000 Policy Limit $1,000,000 Each Employee

Life Insurance Policy
Policy has been assigned to Agent pursuant to the Assignment of Life Insurance Policy, dated November 13, 2003.
Policy # 2-253-2590
Coverage Provided by:	Minnesota Life

SCHEDULE 5.18(A)
CORPORATE NAMES

Borrower uses its corporate name, Gardenburger, Inc.  Borrower also uses the business name “Gardenburger Incorporated” and such name is registered as an assumed business name with the State of Oregon.  Borrower’s previous corporate name was “Wholesome & Hearty Foods, Inc.”  Borrower began doing business in 2002 as “Gardenburger Authentic Foods Company.”  The name “Gardenburger Authentic Foods Company” is registered in Utah and Orange County, California.

SCHEDULE 5.18(B)
PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE

Borrower’s chief executive office is located at 15615 Alton Parkway, Suite 350, Irvine, California 92618.  Borrower also has operations at the Freeport Center located in Clearfield, Utah.

Schedule 6.8
Post-Closing Requirements

1.             On or before March 11, 2002, Borrower shall deliver to Agent a complete copy of all insurance policies of Borrower, in form and substance acceptable to Agent and containing all endorsements as required by Agent.

2.             On or before April 10, 2002, Borrower shall deliver to Agent on original life insurance policy on the life of Scott C. Wallace in the amount of $1,000,000 and providing for Agent as the sole beneficiary under such policy, together with a Collateral Assignment of Life Insurance Policy, all in form and substance satisfactory to Agent.  The proceeds of such Life Insurance Policy shall be applied as a prepayment on the Loans in accordance with Section 2.11.

3.             On or before February 9, 2002, Borrower shall deliver to Agent a mortgagee title insurance policy on the Leasehold Property in form and substance and from a title insurer reasonably acceptable to Agent.

4.             On or before March 11, 2002, Borrower shall deliver to Agent, each in form and substance satisfactory to Agent, any and all property as-built A.L.T.A. surveys, environmental reports and other third party reports as Agent shall deem necessary or appropriate in connection with the Leasehold Property.

5.             On or before January 20, 2002, Borrower shall deliver to Agent a cancelled copy of each promissory note or lease payable to Wells Fargo Bank or Bank of America, or their affiliates (other than indebtedness evidencing the $400,000 Letter of Credit issued by Wells Fargo Bank).

6.             On or before April 10, 2002, Borrower shall deliver to Agent Landlord Waivers and Consents for the following locations where Borrower maintains Inventory, or such locations shall otherwise be in compliance with Section 6.1(d):

(a)                                  US Growers location;

(b)                                 Interstate location; and

(c)                                  Henderson location.

7.             On or before February 9, 2002, Borrower shall deliver to Agent a Landlord Waiver and Consent for 1411 S.W. Morrison Street, Suite 400, Portland, Oregon.

8.             On or before March 11, 2002, Borrower shall deliver to Agent bank agency and control agreements, in form and substance acceptable to Agent (“Control Agreement”), for each Deposit Account, securities account and money market account owned by Borrower; provided, however the Control Agreement for Borrower’s Account No. 1/2801100538 with Bank of America, and Account No. 880613 with Nations Fund shall be delivered to Agent on or before February 9, 2002; further, provided, however, that Borrower shall not be required to deliver any such Control Agreement for such accounts which total in the aggregate less than $25,000.

9.             On or before January 20, 2002, Borrower shall deliver to Agent evidence of termination of the following Liens:

(a)                                  UCC-1 #407361 filed with the Oregon Secretary of State (BA Leasing);

(b)                                 UCC-1 #428385 filed with the Oregon Secretary of State (BA Leasing);

(c)                                  UCC-1 #433129 filed with the Oregon Secretary of State (BA Leasing;

(d)                                 UCC-1 #493795 filed with the Oregon Secretary of State (Wells Fargo Business Credit);

(e)                                  UCC-1 #98107624 filed in Multnomah County Oregon (BA Leasing);

(f)                                    UCC-1 #2000-021809 filed in Multnomah County Oregon (Wells Fargo Business Credit);

(g)                                 UCC-1 #98-591893 filed with the Utah Secretary of State (BA Leasing);

(h)                                 UCC-1 #98-604444 filed with the Utah Secretary of State (Wells Fargo Business Credit);

(i)                                     UCC-1 #98-614715 filed with the Utah Secretary of State (BA Leasing);

(j)                                     UCC-1 #99-665190 filed with the Utah Secretary of State (Wells Fargo Business Credit);

(k)                                  UCC-1 #1438530 filed in Davis County Utah (BA Leasing);

(l)                                     UCC-1 #1438531 filed in Davis County Utah (BA Leasing);

(m)                               UCC-1 #1462340 filed in Davis County Utah (BA Leasing);

(n)                                 UCC-1 #1575401 filed in Davis County Utah (Wells Fargo Business Credit);

10.           On or before February 9, 2002, Borrower shall deliver to Agent evidence of termination of any mortgage or deed of trust on assets of Borrower in Oregon.

Schedule 7.2
Permitted Indebtedness

Second Amended and Restated Convertible Senior Subordinated Promissory Note, as amended, in the aggregate principal amount of $17,155,643, issued by Borrower to Annex Holdings I LP, as successor-in-interest to Dresdner, pursuant to a Note Purchase Agreement dated as of March 27, 1998, as amended.

Schedule 7.3
Permitted Liens

UCC Financing Statement Number 01-719425 filed with the Utah Secretary of State on June 28, 2001, for two Crown lift trucks, Model #RC3020-30, s/n’s 1A240055 and 1A240028 with two batteries and chargers each, with one new push pull attachment, leased by Safeco Credit Co. Inc. dba Safeline Leasing.

UCC Financing Statement Number 557565 filed with the Oregon Secretary of State on June 29, 2001, for two Crown lift trucks, Model #RC3020-30, s/n’s 1A240055 and 1A240028 with two batteries and chargers each, with one new push pull attachment, leased by Safeco Credit Co. Inc. dba Safeline Leasing.

UCC Financing Statement Number 618801 filed with the Oregon Secretary of State on April 22, 2003 covering 42 inch forks and sideshifter, filed by Citicorp Del Lease, Inc.

UCC Financing Statement Number 6682177 filed with the Oregon Secretary of State on September 2, 2004 covering GBC batteries, filed by Crown Credit Company.

GARDENBURGER TRADEMARK AND PATENT LIST

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

CLASSIC GREEK GARDENBURGER	14703-0025/	Dropped	75/427,187	2,250,581
	United States of America	029 Nat.	02-Feb-1998	01-Jun-1999

DESIGN (Paul Wenner with bow collar)	14703-0013/	Dropped	75/194,219	2,117,812
	United States of America	029 Nat.	06-Nov-1996	02-Dec-1997

DESIGN (Paul Wenner with button collar)	14703-0014/	Abandoned	75/417,859	2,204,095
	United States of America	029 Nat.	14-Jan-1998	17-Nov-1998

EAT POSITIVE	14703-0024/	Registered	76/397,857	2,782,906
	United States of America	029 Nat.	18-Apr-2002	11-Nov-2003

EATING GOOD JUST GOT GREAT	14703-0023/	Registered	75/298,680	2,191,566
	United States of America	029 Nat.	27-May-1997	22-Sep-1998

FIRE ROASTED VEGETABLE GARDENBURGER	14703-0022/	Abandoned	75/427,258	2,250,582
	United States of America	029 Nat.	02-Feb-1998	01-Jun-1999

GARDEN		Registered	920189	638438
	Benelux		24-Jul-1998	24-Jul-1998

GARDEN		Filed	9800090764
	China		10-Aug-/1998

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDEN		Registered	39842164.1	27-Jul-1998
	Germany		39842164	9-Nov-1998

GARDEN	14703-0054/	Registered	98067256	235562
	Colombia	29 Int.	13-Nov-1998	04-May-2001

GARDEN	14703-0054/	Registered	458.660	458.660
	Switzerland	029 Nat.	10-Aug-1998	10-Feb-1999

GARDEN BURGER	14703-0050/	Registered	223974	522,327
	Mexico	29 Int.	08-Feb-1995	08-Feb-1995

GARDEN VEGGIE PATTIES		Proposed
	Australia

GARDEN VEGGIE PATTIES		Registered	917.768	636.706
	Benelux		15-Jun-1998	15-Jun-1998

GARDEN VEGGIE PATTIES		Registered	39832935.4	39832935
	Germany		30-Jun-1998	5-Oct-1998

GARDEN VEGGIE PATTIES	14703-0021/	Registered	335,882	612,176
	Mexico	029 Nat.	11-Jun-1998	11-Jun-1998

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDEN VEGGIE PATTIES		Registered	2169739	2169739
	United Kingdom		17-Jun-1998	17-Jun-1998

GARDENBACON		Abandoned	75862736
	United States		2-Dec-1999

GARDENBITES		Abandoned	75395861
	United States		25-Nov-1997

GARDENBURGER	14703-0032/	Registered	2,048,584	1,748,665
	Argentina	029 Nat.	12-Sep-1996	17-Aug-1999

GARDENBURGER	14703-0032/	Registered	617802	617802
	Australia	029 Nat.	06-Dec-1993	23-Jan-1995

GARDENBURGER	14703-0032/	Registered	820762270	820762270
	Brazil	029 Nat.	21-May-1998	31-Oct-2000

GARDENBURGER	14703-0032/	Registered	739,701	451,483
	Canada	22-Oct-1993	08-Dec-1995

GARDENBURGER	14703-0032/	Registered	960112688	1134925
	China (Peoples Republic)	029 Nat.	09-Oct-1996	14-Dec-1997

GARDENBURGER	14703-0032/	Registered	97/041,592	222.614
	Colombia	029 Nat.	13-Nov-1998	11-Nov-1999

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER	14703-0032/	Registered	W45 344/29Wz	2 093 593
	Germany	029 Nat.	16-Dec-1993	24-Mar-1995

GARDENBURGER	14703-0032/	Registered	102,444/1996	4344076
	Japan	029 Nat.	12-Sep-1996	17-Dec-1999

GARDENBURGER	14703-0032/	Registered	224,654	637,897
	Mexico	029 Nat.	16-Feb-1995	16-Feb-1995

GARDENBURGER	14703-0032/	Registered	1997.9150	192.224
	Norway	029 Nat.	03-Nov-1997	20-Aug-1998

GARDENBURGER	14703-0032/	Registered	113726	41996113726
	Philippines	029 Nat.	07-Feb-1997	04-Sep-2000

GARDENBURGER	Korea	Filed	2005-22344
			18-May-2005

GARDENBURGER		Filed	0007033
	South Korea		26-Feb-2001

GARDENBURGER	14703-0032/	Registered	1923/1994.0	420.474
	Switzerland	029 Nat.	17-Mar-1994	17-Mar-1994

GARDENBURGER		Published	320.591
	Thailand		25-Oct-1996

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER	14703-0032/	Registered	90003941	977,866
	Taiwan	029 Nat.	12-Feb-2001	16-Dec-2001

GARDENBURGER	14703-0032/	Registered	1355671	1355671
	United Kingdom	029 Nat.	23-Aug-1988

GARDENBURGER	14703-0032/	Registered	73/578,285	1,409,666
	United States of America	029 Nat.	17-Jan-1986	16-Sep-1986

GARDENBURGER		Published	4343/98
	Venezuela		12-Mar-1998

GARDENBURGER & DESIGN (Garden)	14703-0028/	Registered	96.012.218	189639
	Colombia	029 Nat.	25-Sep-1996

GARDENBURGER (Stake Design)	14703-0027/	Registered	75/194,220	2,103,545
	United States of America	029 Nat.	06-Nov-1996	07-Oct-1997

GARDENBURGER (Stylized/Curved)	14703-0030/	Registered	075120	528415
	Benelux	029 Nat.	04-Mar-1993	04-Mar-1993

GARDENBURGER (Stylized/Curved)	14703-0030/	Registered	92.413.599	92/413.599
	France	029 Nat., 030 Nat.,	03-Apr-1992	03-Apr-2002
	042 Nat., 043 Nat.,

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER (Stylized/Straight)	14703-0029/	Registered	75/183,493	2,103,410
	United States of America	029 Nat.	17-Oct-1996	07-Oct-1997

GARDENBURGER CLASSIC GREEK	14703-0037/	Dropped	75/427,357	2,250,583
	United States of America	029 Nat.	02-Feb-1998	01-Jun-1999

GARDENBURGER BITES		Abandoned	75/491,948
	United States of America	29	5/28/1998

GARDENBURGER CRUMBLES		Abandoned	75/862,902
	United States of America	029	2-Dec-1999

GARDENBURGER ENTREES		Abandoned	75/852,934
	United States of America	029	2-Dec-1999

GARDENBURGER FIRE ROASTED VEGETABLE	14703-0036/	Registered	886,417	549,340
	Canada	04-Aug-1998	06-Aug-2001

GARDENBURGER FIRE ROASTED VEGETABLE	14703-0036/	Registered	75/427,576	2,250,585
	United States of America	029 Nat.	02-Feb-1998	01-Jun-1999

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER FLAME GRILLED	14703-0035/	Registered	76/020,349	2,457,162
	United States of America	029 Nat.	07-Apr-2000	05-Jun-2001

GARDENBURGER HAMBURGER CLASSIC	14703-0034/	Registered	78/005,808	2,433,717
	United States of America	029 Nat.	26-Apr-2000	06-Mar-2001

GARDENBURGER HAMBURGER STYLE	14703-0033/	Registered	886,415	549,341
	Canada	04-Aug-1988	06-Aug-2001

GARDENBURGER HAMBURGER STYLE		Cancelled	75/150,746	2,143,484
	United States of America	029	14-Aug-1996	10-Mar-1998

GARDENBURGER MEATLESS MEATBALLS		Proposed (not filed)
	United States of America

GARDENBURGER ORGANICS		Abandoned	75/862,607
	United States of America		2-Dec-1999

GARDENBURGER PIZZA		Abandoned	75/749,526
	United States of America		13-Jul-1999

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER RIBLETS (stylized letters)		(Cancelled)	76/264,005
	United States of America		29-May-2001

GARDENBURGER SANTA FE	14703-0042/	Registered	75/608,051	2,409,330
	United States of America	029 Nat.	18-Dec-1998	28-Nov-2000

GARDENBURGER SAVORY MUSHROOM	14703-0041/	Abandoned	75/427,493	2,284,033
	United States of America	029 Nat.	02-Feb-1998	05-Oct-1999

GARDENBURGER SUB		Cancelled	74/697,810	2,002,637
	United States of America	030	6-Jul-1995	24-Sep-1996

GARDENBURGER VEGETARIAN PRODUCTS (Stylized)	14703-0040/	Registered	92/414.200	92/414.200
	France	029 Nat., 030 Nat.,	04-Aug-1992	08-Apr-2002
	042 Nat.

GARDENBURGER VEGGIE MEDLEY	14703-0039/	Registered	826,492	512,872
	Canada	21-Oct-1996	15-Jul-1999

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER VEGGIE MEDLEY	14703-0039/	Registered	75/164,888	2,145,861
	United States of America	029 Nat.	11-Sep-1996	24-Mar-1998

GARDENBURGER VEGGIE MEDLEY (block & stylized letters)		Registered	2116300	2116300
	United Kingdom		21-Nov-1996	21-Nov-1996

GARDENBURGER VEGGIE MEDLEY		Registered	39647884	39647884
	Germany		5-Nov-1996	6-Feb-1997

GARDENBURGER VEGGIE MEDLEY		Registered	59/1997	443,450
	Switzerland		7-Jan-1997	7-Jan-1997

GARDENBURGER VEGGIE VEGAN	14703-0038/	Registered	78/009,504	2,431,878
	United States of America	029 Nat.	23-May-2000	27-Feb-2001

GARDENBURGER WHOLESOME AND HEARTY FOODS and Design		Abandoned	B135678	135678
	United Kingdom		23-Aug-1988	23-Aug-1988

GARDENBURGER ZESTY BEAN	14703-0047/	Registered	826,493	512,871
	Canada	21-Oct-1996	15-Jul-1999

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENBURGER ZESTY BEAN		Registered	39647938	39647938
	Germany		5-Nov-1996	1/16/1997

GARDENBURGER ZESTY BEAN		Registered	60/1997	444,813
	Switzerland		7-Jan-1997	27-Aug-1997

GARDENBURGER ZESTY BEAN (block & stylized letters)		Registered	2116299	2116299
	United Kingdom		21-Nov-1996	21-Nov-1996

GARDENBURGER ZESTY BEAN		Cancelled	75/169,169	2,145,876
	United States		20-Sep-1996	24-Mar-1998

GARDENCHEF PAUL WENNER	14703-0046/	Registered	75/183,492	2,608,349
	United States of America	029 Nat.	17-Oct-1996	20-Aug-2002

GARDENMEXI		Registered	93490991	93490991
	France	029	5-Nov-1993	5-Nov-1993

GARDENMEXI		Abandoned	74/403,769
	United States of America	029	17-Jun-1993

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENNUGGETS		Abandoned	75/392,762
	United States of America		19-Nov-1997

GARDENSAUSAGE	14703-0045/	Registered	739,700	484,665
	Canada	22-Oct-1993	27-Oct-1997

GARDENSAUSAGE		Registered	93490994	93490994
	France	029	5-Nov-1993	5-Nov-1993

GARDENSAUSAGE		Registered	W45344/30Wz	2902666
	Germany		16-Dec-1993	7-Mar-1995

GARDENSAUSAGE	14703-0045/	Registered	74/403,771	1,987,820
	United States of America	029 Nat.	17-Jun-1993	23-Jul-1996

GARDENSTEAK		Cancelled	74/403,772	2,082,694
	United States of America		17-Jun-1993	29-Jul-1997

GARDENVEGAN	14703-0043/	Registered	75/345,104	2,182,470
	United States of America	029 Nat.	22-Aug-1997	18-Aug-1998

GARDENVEGGIE		Registered	93490995	93490995
	France	029	5-Nov-1993	5-Nov-1993

GARDENVEGGIE		Abandoned	74/403,770
	United States of America	029	17-Jun-1993

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

GARDENWRAP	United States of America	Abandoned	78/033,592
		029	2-Nov-2000

HAMBURGER STYLE GARDENBURGER	14703-0018/	Registered	75/439,758	2,214,768
	United States of America	029 Nat.	24-Feb-1998	29-Dec-1998

HEARTYBURGER	14703-0017/	Abandoned	75/370,746	2,224,839
	United States of America	029 Nat.	09-Oct-1997	16-Feb-1999

LIFEBURGER	14703-0016/	Registered	75/657,069	2,400,907
	United States of America	029 Nat.	10-Mar-1999	31-Oct-2000

NEW YEAR’S RESOLUTION SOLUTION	14703-0015/	Abandoned	75/273,214	2,257,669
	United States of America	029 Nat.	11-Apr-1997	29-Jun-1999

Opposition against GARDENBURGER & Device	14703-0055/	Unfiled	820182117
	United States of America	38.60 Nat.

SANTA FE GARDENBURGER	14703-0012/	Registered	75/608,052	2,402,720
	United States of America	029 Nat.	18-Dec-1998	07-Nov-2000

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

SAVORY MUSHROOM GARDENBURGER	14703-0011/	Dropped	75/427,437	2,250,584
	United States of America	029 Nat.	02-Feb-1998	01-Jun-1999

TAYBURN	14703-0020/	Registered	75/702,476	2,376,185
	United States of America	029 Nat.	11-May-1999	08-Aug-2000

THE ONLY ONE ON EARTH		Registered ***	75/332,658	2,165,961
	United States of America	029	7/29/1997	6/16/1998

THE ORIGINAL GARDENBURGER	14703-0019/	Registered	75/774,537	2,348,813
	United States of America	029 Nat.	12-Aug-1999	09-May-2000

VEGGIEPRIME		Abandoned	75/325,908
	United States of America		10-Jul-1997

WHOLESOME & HEARTY		Registered	93495459	93495459
	France		7-Dec-1993	7-Dec-1993

WHOLESOME AND HEARTY & Design	14703-0049/	Registered	739,712	464,798
	Canada		22-Oct-1993	25-Oct-1996

MARK	CASE NUMBER/SUBCASE	STATUS	APPLICATION NO.	REGISTRATION NO.
	COUNTRY NAME	CLASS(ES)	DATE	DATE

WHOLESOME AND HEARTY FOODS	14703-0051/	Abandoned	224,653	556,287
	Mexico		16-Feb-1995	16-Feb-1995

WHOLESOME & HEARTY FOODS		Registered	W45345/29Wz	2092250
	Germany	029	16-Dec-1993	23-Feb-1995

WHOLESOME & HEARTY FOODS INC. and Design (spoon & fork)		Registered	721,086	721,086
	Australia		4-Nov-1996	31-Oct-1997

WHOLESOME & HEARTY FOODS INC. and Design (spoon & fork)		Registered	1921/1994.7	422760
	Switzerland	030	17-Mar-1994	4-Mar-1996

WHOLESOME & HEARTY FOODS INC. and Design (spoon & fork)		Registered	2116301	2116301
	United Kingdom	029	21-Nov-1996	21-Nov-1996

PATENTS

TITLE	COUNTRY	Status	APPLICATION NO.	FILING DATE

METHOD AND APPARATUS FOR MAKING FLAME-GRILLED PATTIES	United States of America	Expressly Abandoned	09/859,342	16-May-2001